UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 11, 2021

BSQUARE CORPORATION

(Exact name of Registrant as specified in its charter)

Washington	000-27687	91-1650880
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Western Avenue, Suite 700

Seattle, WA 98101

425-519-5900

(Address and Telephone Number of Registrant’s Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	BSQR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On May 13, 2021, BSQUARE Corporation (the “Company”) announced its financial results for the quarter ended March 31, 2021. A copy of the Company’s press release announcing these financial results and certain other information is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Directors

On May 11, 2021, each of Andrew Harries and Robert Peters notified the Company of his intention to resign from the Company’s board of directors (the “Board”), each effective immediately after the Company’s annual meeting of stockholders scheduled for June 10, 2021. Neither Mr. Harries nor Mr. Peters had any disagreement with the Company and will be leaving the Board for business and personal reasons. A copy of the resignation letters from Messrs. Harries and Peters are filed as Exhibits 99.2 and 99.3, respectively.

Corporate Governance Matters

Effective upon the resignations of Messrs. Harries and Peters, the Board would make certain corporate governance changes, including new committee composition, new committee Chair assignments and a new Chairperson of the Board. The Board currently anticipates that the following committee compositions, having determined that each director appointed to such committee complies with all applicable independence, heightened independence, financial literacy, non-employee director and other committee membership requirements as set forth in such committee’s charter and the rules and regulations of Securities and Exchange Commission and The NASDAQ Stock Market:

Audit Committee	Compensation Committee	Governance and Nominating Committee
Robert Chamberlain (Chair) Mary Jesse Davin Cushman	Ryan Vardeman (Chair) Robert Chamberlain Davin Cushman	Mary Jesse (Chair) Davin Cushman Ryan Vardeman

In addition, Ryan Vardeman would serve as Chairperson of the Board.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits.

Exhibit	Description
99.1	Press release dated May 13, 2021.
99.2	Resignation letter from Andrew Harries dated May 11, 2021.
99.3	Resignation letter from Robert Peters dated May 11, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSQUARE CORPORATION

Date: May 13, 2021	By:	/s/ Christopher Wheaton
Christopher Wheaton
Chief Financial and Operating Officer, Secretary and Treasurer